Loss Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Loss Per Share
Note 15—Loss Per Share
Basic loss per share is computed by dividing net loss by the sum of the weighted average number of common shares outstanding and the weighted average number of shares issuable under the common stock warrants, representing 749,148 shares and 790,683 shares as of December 31, 2014 and 2013, respectively. The common stock warrants are included in the calculation of basic loss per share because they are issuable for minimal consideration. Non-vested restricted stock is excluded from the basic weighted-average common stock outstanding computation as these shares are not considered earned until vested. The following table sets forth the computation of basic and diluted earnings per share (in thousands, except per share amounts):

	Year Ended December 31,
	2014	2013
Net loss attributable to common stockholders	$(47,041)	$(79,173)
Basic weighted-average common stock outstanding	32,739	19,740
Add dilutive effects of common stock equivalents (1)	—	—
Diluted weighted-average common stock outstanding	32,739	19,740

Basic loss per common share (1)	$(1.44)	$(4.01)
Diluted loss per common share (1)	$(1.44)	$(4.01)
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(1)
Entities with a net loss from continuing operations are prohibited from including potential common shares in the computation of diluted per share amounts. We have utilized the basic shares outstanding to calculate both basic and diluted loss per share.

As of December 31, 2014 and 2013, our weighted average potentially dilutive securities excluded from the calculation of diluted shares outstanding consisted of 567 thousand and 524 thousand shares of non-vested restricted stock and 401 thousand and no shares of stock options, respectively.